UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2013 (May 9, 2013)

CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34711	98-0557852
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86 (571) 88077078

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 9, 2013, the registrant received a letter from The NASDAQ Stock Market LLC (“NASDAQ”), notifying the registrant of its failure to maintain a minimum closing bid price of $1.00 over the then preceding 30 consecutive trading days for its common stock as required by NASDAQ Listing Rule 5550(a)(2) (the “Bid Price Rule”).  The letter stated that the Company has until November 5, 2013, to demonstrate compliance by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive trading days.  In the meantime, the registrant will be included in a list of non-compliant companies posted on NASDAQ’s website commencing on May 16, 2013.  The registrant intends to monitor the bid price of its common stock and consider available options if its common stock does not trade at a level likely to result in the registrant regaining compliance with the Bid Price Rule by November 5, 2013.

The letter also states that in the event the registrant does not regain compliance with the Bid Price Rule by November 5, 2013, the Company may be eligible for additional time by meeting certain continued listing requirements and the initial listing criteria for The NASDAQ Capital Market (excepting the bid price requirement), and providing written notice of its intention to cure its deficiency during the second compliance period.  If it meets these criteria, NASDAQ will notify the registrant that it has been granted an additional 180-day compliance period.  If, however, it appears that the registrant will not be able to cure the deficiency or is otherwise not eligible, NASDAQ will notify the registrant that its common stock will be subject to delisting.  At such time, the registrant may appeal the delisting determination to a NASDAQ Hearings Panel.

Item 8.01   Other Events.

On May 10, 2013, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Items 8.01 and 9.01(d) in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statement and Exhibits.

(d) EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA JO-JO DRUGSTORES, INC.
Date:	May 10, 2013	(Registrant)

		By:	/s/ Ming Zhao
Ming Zhao
Chief Financial Officer